      The Universal Institutional Funds, Inc. Global Real Estate Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  AMB            -     $58.78 $470,24   2,510    0.03%  0.17%    Banc   JPMorg
Proper  2/28/                  0,000                              of      an
  ty    07                                                      Americ
 Corp                                                             a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y

        04/16    -                                              Morgan
         /07                                                    Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                y Dean
                                                                Witter
Countr                                                           Asia
   y                                                            Limite
Garden                          USD                               d,      UBS
Holdin                 HKD5.3 $1.65bl  41,000    0.00%  0.03%    BOCI   Invest
  gs                     8       n                               Asia    ment
Compan                                                          Limite   Bank
y Ltd.                                                          d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                d, Tai
                                                                 Fook
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d

                                                                Morgan
                                                                Stanle
                                                                y,ICEA
                                                                  ,
                                                                Goldbo
                                                                  nd
                                                                Capita
                                                                  l
                                                                (Asia)
                                                                Limite
                                                                  d,
                                                                Morgan
                                                                Stanle
                                                                y Asia
                                                                Limite
                                                                  d,
                                                                 ICEA
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Goldbo
                                                                  nd
                                                                Securi
                                                                 ties
                                                                Limite
  KWG                                                             d,
Proper                                                           BOCI    BOCI
  ty    06/25    -     HKD      USD    17,000    0.00%  0.01%    Asia   Securi
Holdin  /07            7.28     $582                            Limite   ties
 g Ltd                          min                               d,
                                                                Taifoo
                                                                  k
                                                                Securi
                                                                 ties
                                                                compan
                                                                  y
                                                                Limite
                                                                  d,
                                                                Purden
                                                                 tial
                                                                Broker
                                                                 age
                                                                Limite
                                                                  d,
                                                                Kingsw
                                                                  ay
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Group
                                                                Limite
                                                                  d,
                                                                Guotai
                                                                Junan
                                                                Securi
                                                                 ties
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d